EXHIBIT 99.2
                                                               ------------



     CONDENSED PRO FORMA COMBINED FINANCIAL INFORMATION


     The following condensed pro forma combined balance sheet and condensed pro forma combined statement of operations, collectively, the "Pro Forma Financial Statements", were prepared by Ambassadors International, Inc. ("Ambassadors") to illustrate the estimated effects of the business combination to be accounted for as a purchase under generally accepted accounting principles. Accordingly, the financial information of Ambassadors and Incentive Associates Inc. ("Incentive") has been combined as if the acquisition occurred at the beginning of the period presented for purposes of the condensed pro forma combined statements of operations, and as of March 31, 1998, for purposes of the condensed pro forma combined balance sheet. There are no differences between Ambassadors' and Incentive's accounting policies which are expected to have a material impact on the pro forma combined financial statements. The Pro Forma Financial Statements do not purport to represent what the combined financial position or results of operations would have been if the combination had occurred at the beginning of the period or to project the combined financial position or results of operations for any future date or period.

     The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of Ambassadors, which are included in Ambassadors'
     Form 10-K/A for the year ended December 31, 1997, Ambassadors' Form 10-Q for the three months ended March 31, 1998 and of Incentive, which are included elsewhere in this document.

     The Pro Forma Financial Statements are presented utilizing the purchase method of accounting whereby the excess of the total purchase price over the fair value of the assets acquired and liabilities assumed of Incentive is recorded as goodwill. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations.

     Condensed Pro Forma Combined Balance Sheet at March 31, 1998

                                           Ambassadors  Incentive    Pro Forma         Pro Forma
                                           Historical   Historical   Adjustments       Combined
                                           -----------  -----------  -----------       -----------

      ASSETS:
        Current assets:
          Cash and cash equivalents        $30,027,666  $ 2,358,226  $(2,028,335) (A)  $30,357,557
          Restricted cash                      125,000                                     125,000
          Investments                                     1,004,765                      1,004,765
          Accounts receivable                1,743,305    1,467,572                      3,210,877
          Inventory                             79,501                                      79,501
          Prepaid program costs and
            expenses                         5,025,226      793,659                      5,818,885
          Deferred income taxes                 31,229      186,023                        217,252
          Other assets                         423,478                                     423,478
                                           -----------  -----------  -----------       -----------
                Total current assets        37,455,405    5,810,245   (2,028,335)       41,237,315

        Property and equipment, net          2,508,735      188,717                      2,697,452
        Other investments                      462,500                                     462,500
        Goodwill                            15,598,699                 3,872,131  (B)   19,470,830
        Other assets                           118,442                                     118,442
        Deferred income taxes                   26,608                                      26,608
                                           -----------  -----------  -----------       -----------
                Total assets               $56,170,389  $ 5,998,962  $ 1,843,796       $64,013,147
                                           ===========  ===========  ===========       ===========
      LIABILITIES AND SHAREHOLDERS'
        EQUITY:
          Current liabilities:
            Accounts payable               $ 2,024,727  $   925,375                    $ 2,950,102
            Accrued expenses                   483,597      856,305                      1,339,902
            Participants' deposits          27,038,978    3,800,230                     30,839,208
            Customer advances                  892,142                                     892,142
            Notes payable, current
              portion                          145,201                                     145,201
            Unrealized loss on foreign
              currency exchange contracts      511,808                                     511,808
                                           -----------  -----------  -----------       -----------
                Total current liabilities   31,096,453    5,581,910                     36,678,363

          Notes payable due after one year     357,239                                     357,239
          Deferred income taxes                              10,848                         10,848
                                           -----------  -----------  -----------       -----------
                Total liabilities           31,453,692    5,592,758                     37,046,450
                                           -----------  -----------  -----------       -----------
      SHAREHOLDERS' EQUITY:
        Common stock                            69,773        1,440  $    (1,440) (A)       70,630
        Common stock                                                         857  (A)
        Additional paid-in capital          17,216,061       57,252      (57,252) (A)   19,465,204
        Additional paid-in capital                                     2,249,143  (A)
        Retained earnings                    7,430,863      347,512     (347,512)        7,430,863
                                           -----------  -----------  -----------       -----------
                Total shareholders'
                  equity                    24,716,697      406,204    1,843,796        26,966,697
                                           -----------  -----------  -----------       -----------
                Total liabilities and
                  shareholders' equity     $56,170,389  $ 5,998,962  $ 1,843,796       $64,013,147
                                           ===========  ===========  ===========       ===========

      The accompanying notes are an integral part of this condensed pro forma combined balance sheet.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEET

     The following adjustments were made to reflect the combination of Ambassadors and Incentive as if it occurred March 31, 1998:


     (A) All of the outstanding shares of common stock of Incentive were acquired for a total purchase price of $1,800,000 cash, an amount equal to "cash book value" (as defined) and 85,672 shares of common stock. The fair value of the common stock was determined to be $2,250,000. The value represented a 10% discount from the average closing price for the 10 days preceding the close of the transaction due to the restricted nature of the stock. Additionally, each of the two shareholders of Incentive were granted options to purchase 7,500 shares of Ambassadors' stock.

     (B) Goodwill was recorded for the excess of the purchase price over the fair value of the assets acquired and liabilities assumed of Incentive as follows:

           Total purchase price                        $ 4,278,335
           Fair value of assets acquired                (5,998,962)
           Fair value of liabilities assumed             5,592,758
                                                       -----------
                                                       $ 3,872,131
                                                       ===========

       For each of the twelve-month periods ending March 31, 1999, 2000, 2001, and 2002, the Company will make additional payments to the Selling Shareholders in the following amounts: (i) for the first year, an amount equal to 80% of IAI's revenues from clients, prospects and account executives as of the Closing Date, less program costs ("Gross Profits"), between $2,000,000 and $3,200,000, 50% of the Gross Profits between $3,200,000 and $4,000,000, and 15% of the Gross Profits in excess of $4,000,000; and (ii) for each of the second, third and fourth years, 60% of the Gross Profits between $2,200,000 and $3,000,000, 50% of the Gross Profits between $3,000,000 and $4,000,000, and 15% of the Gross Profits in excess of $4,000,000. Each such additional payment will be paid one-half in cash and one-half in the Company's common stock at its market value on the date of such payment.

     Condensed Pro Forma Combined Statement of Operations

                                     Ambassadors    Incentive
                                     Historical     Historical
                                     (for the       (for the
                                     year ended     year ended
                                     December 31,   March 31,     Pro Forma          Pro Forma
                                     1997)          1998)         Adjustments        Combined
                                     ------------   -----------   -----------        ----------
      Revenue                        $26,540,897    $ 2,659,748                      $29,200,645
                                     -----------    -----------   -----------        -----------
      Operating expenses:
        Selling and tour promotion     9,825,916        966,032                       10,791,948
        General and administrative     8,210,378      2,190,825   $   193,607  (A)     9,346,634
                                                                   (1,248,176) (B)
                                     -----------    -----------   -----------        -----------
                                      18,036,294      3,156,857    (1,054,569)        20,138,582
                                     -----------    -----------   -----------        -----------
      Operating income (loss)          8,504,603       (497,109)    1,054,569          9,062,063
                                     -----------    -----------   -----------        -----------
      Other income (expense):
        Interest expense                  (9,535)        (4,954)                         (14,489)
        Interest and dividend income   1,588,408        147,423                        1,735,831
        Realized and unrealized loss
          on investments              (1,101,526)                                     (1,101,526)
        Other, net                           647        120,579                          121,226
                                     -----------    -----------   -----------        -----------
                                         477,994        263,048                          741,042
                                     -----------    -----------   -----------        -----------
      Income (loss) before income
        taxes                          8,982,597       (234,061)    1,054,569          9,803,105
      Income tax provision
        (benefit)                      3,345,465        (84,786)      366,470  (C)     3,627,149
                                     -----------    -----------   -----------        -----------
      Net income (loss)              $ 5,637,132    $  (149,275)  $   688,099        $ 6,175,956
                                     ===========    ===========   ===========        ===========
      Net income per share - basic   $      0.83                                     $      0.90
                                     ===========                                     ===========
      Weighted-average shares out-
        standing - basic               6,759,541                                       6,845,213
                                     ===========                                     ===========
      Net income per share - diluted $      0.82                                     $      0.88
                                     ===========                                     ===========
      Weighted-average shares out-
        standing - diluted             6,893,231                                       6,993,903
                                     ===========                                     ===========



      The accompanying notes are an integral part of this condensed pro forma combined statement of operations.

      Condensed Pro Forma Combined Statement of Operations for the three months ended March 31, 1998

                                      Ambassadors   Incentive     Pro Forma          Pro Forma
                                      Historical    Historical    Adjustments        Combined
                                      -----------   -----------   -----------        -----------
      Revenue                         $ 3,020,714   $ 1,124,732                      $ 4,145,446
                                      -----------   -----------   -----------        -----------
      Operating expenses:
        Selling and tour promotion      2,745,125       167,479                        2,912,604
        General and administrative      2,806,352       545,205   $    48,402  (A)     3,108,476
                                                                     (291,483) (B)
                                      -----------   -----------   -----------        -----------
                                        5,551,477       712,684      (243,081)         6,021,080
                                      -----------   -----------   -----------        -----------
      Operating income (loss)          (2,530,763)      412,048       243,081         (1,875,634)
                                      -----------   -----------   -----------        -----------
      Other income (expense):
        Interest expense                   (5,367)       (1,061)                          (6,428)
        Interest and dividend income      315,372        55,653                          371,025
        Realized and unrealized loss
          on investments                  162,817                                        162,817
        Other, net                            747        61,672                           62,419
                                      -----------   -----------   -----------        -----------
                                          473,569       116,264                          589,833
                                      -----------   -----------   -----------        -----------
      Income (loss) before income
        taxes                          (2,057,194)      528,312       243,081         (1,285,801)
      Income (loss) tax provision
        (benefit)                        (761,162)      195,476        89,939  (C)      (475,747)
                                      -----------   -----------   -----------        -----------
      Net income (loss)               $(1,296,032)  $   332,836   $   153,142        $  (810,054)
                                      ===========   ===========   ===========        ===========
      Net income (loss) per share -
        basic                         $     (0.19)                                   $      0.12
                                      ===========                                    ===========
      Weighted-average shares out-
        standing - basic                6,888,501                                      6,974,173
                                      ===========                                    ===========
      Net income (loss) per share -
        diluted                       $     (0.19)                                   $      0.12
                                      ===========                                    ===========
      Weighted-averages shares out-
        standing - diluted              6,888,501                                      6,989,173
                                      ===========                                    ===========

      The accompanying notes are an integral part of this condensed pro forma combined statement of operations.

     NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     The following adjustments were made to reflect the combination of Ambassadors and Incentive as if it occurred as of the beginning of the periods presented. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations of the combined companies.

     (A) Represents the amortization of goodwill associated with the Incentive business combination on a straight-line basis over 20 years. The purchase price includes contingent consideration (see Note B to condensed pro forma combined balance sheet). If the gross profit goal of $4,000,000 for the recognition of purchase price is achieved for each of the twelve-month periods ending March 31, 1999, 2000, 2001 and 2002, total additional payments would be approximately $4,300,000. The additional payments would increase the amortization expense related to goodwill and decrease the annual income before taxes by approximately $215,000, decrease net income by $135,000 and decrease basic and diluted earnings per share by $0.02.

     (B) Represents a reduction in the historical compensation due to employment contracts entered into with the selling shareholders. The former shareholders of Incentive have entered into employment agreements with APG which provide for established base salaries and a performance bonus payable based upon a minimum established level of gross profit. The pro forma adjustment assumes the bonus amount established under terms of the agreement is earned. The Company may at its discretion pay an additional bonus.

     (C) Represents estimated income taxes related to the pro forma adjustments.